UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 15, 2012

NANOTECH ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-149184	20-1379559
(State of Incorporation)	(Commission File No.)	(Tax ID No.)

3838 Raymert Drive, Suite 3

Las Vegas, NV 89121
(Address of principal executive offices)

Registrant’s Telephone Number, including area code: (702) 518-7410

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below).

☐ Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e -4(c)).

Item 5.06. Corporate Governance and Management – Operating Company Information

NanoTech Entertainment has never been a shell company as defined in rule 12b-2 of the exchange act. As noted in the initial Balance Sheet reported with the company’s initial 10K filings and included below, the company has had significant operations and substantial assets other than cash and cash equivalents since its inception, and throughout all reporting periods. In the company’s June 30, 2008 10-K, September 30, 2008 10-Q, December 31, 2008 10-Q and March 31, 2009 10-Q the check box reporting the company’s shell status was marked incorrectly. Those same filings show through the financial statements assets other than cash or cash equivalents, show revenues from operations and discuss at length the company’s ongoing operations, clearly indicating that the company was not a shell company. The company is not, and has never been a shell company. All subsequent 10-Q and 10-K filings have properly indicated that the company is not a shell company.

2

ALDAR GROUP, INC.

(A Development Stage Company)

BALANCE SHEETS

	June 30,	June 30,
	2008	2007
ASSETS
Current Assets:
Cash	$470	$710
Accounts receivable (Note 9)	6,459	376
Prepaid expenses	645	1,863
Deposits (Note 8)	-	1,200
Total current assets	7,574	4,149

Property and Equipment (Note 2):
Horses	34,512	40,012
Office furniture	2,200	2,200
Total property and equipment	36,712	42,212
Less: Accumulated depreciation	(15,863)	(8,520)
Net property and equipment	20,849	33,692

Other Assets:
Stallion syndicates, net of accumulated amortisation (Note 2)	6,071	7,929

Total Assets	$34,494	$45,770

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities:
Accounts payable - trade	$45,475	$18,423
Accounts payable - related party (Note 3)	49,193	39,082
Notes payable - related party (Note 3)	6,715	-
Total current liabilities	101,383	57,505

Long-term Liabilities:
Notes payable - related parties (Note 3)	20,000	-

Total liabilities	121,383	57,505

Stockholders’ Deficit (Note 4):
Common stock, $.001 share par value, 75,000,000 shares authorized, 4,533,000 and 4,425,000 shares issued and outstanding at June 30, 2008 and 2007, respectively	4,533	4,425
Additional paid-in capital	238,977	212,085
Deficit accumulated during the development stage	(330,399)	(228,245)
Total stockholders' deficit	(86,889)	(11,735)
Total Liabilities and Stockholders’ Deficit	$34,494	$45,770

See notes to audited financial statements

3

ALDAR. GROUP, INC

(A Development Stage Company)

STATEMENTS OF OPERATIONS

			July 15,
			2004
	Year	Year	(Inception)
	Ended	Ended	to
	June 30,	June 30,	June 30,
	2008	2007	2008
Income
Race winnings	$10,613	$376	$10,989
Breeding sales	6,200	-	6,200
Total Income	16,813	376	17,189

Operating Expenses
Boarding fees	35,254	25,169	66,132
Training fees	7,201	10,729	17,930
Depreciation & amortization	10,346	8,043	19,937
Breeding fees	-	4,500	4,500
Consulting expense - related party	19,154	30,304	106,647
Consulting expense - other	897	18,000	27,397
Other general and administrative expenses	50,913	36,089	109,843
Total Operating Expenses	123,765	132,834	352,386

Other Income (Expenses)
Interest expense - related party	(215)	-	(215)
Loss on sale of assets (Note 2)	(355)	-	(355)
Insurance proceeds (Note 9)	5,000	-	5,000
Other income	368	-	368
Total Other Income (Expenses)	4,798	-	4,798

Net Loss Before Provision for Income Taxes	(102,154)	(132,458)	(330,399)

Provision for Income Taxes	-	-	-

Net Loss	$(102,154)	$(132,458)	$(330,399)

Net Loss Per Basic and Diluted Share	$(0,02)	$(0,03)

Weighted Average Number of Common Shares Outstanding	4,517,339	3,920,278

See notes to audited financial statements

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Item 9. Financial Information

NanoTech Entertainment has recently changed Audit firms, as noted in its most recent 8K filings, and is working with its new Auditors in an effort to create and file all past due SEC required filings. The Audit firm has agreed to complete the work based on a payment plan that will allow NanoTech to work within a schedule to complete the audits within 90 days of funding.

NanoTech Entertainment has identified a group of investors that is willing to work with the firm in order to meet its financial obligations with the new Audit firm and raise $35,000 required to complete the audits through a convertible debenture that will carry a 10% APR for a two year period and the option to convert at a 30% discounted rate. In an effort to identify NanoTech’s status and requirements, the basic information regarding 2010 and 2011 financial information is being filed in this 8K form. Given the budget for the completion of Audits, NanoTech anticipates the ability to file all past due financial forms within 60 days.

NanoTech Entertainment is filing these interim financial statements in an effort to provide investors with an insight into the financial status of the company until such time as the completion of the reviews by the company’s accounting firm, adjustments have been applied and reports reviewed and approved by the company’s new auditing firm. The information contained within shall form the basis for the following forms:

10K for the period ending June 30, 2010

10Q for the period ending September 30, 2010

10Q for the period ending December 31, 2010

10Q for the period ending March 31, 2011

10K for the period ending June 30, 2011

10Q for the period ending September 30, 2011

10Q for the period ending December 31, 2011

9.1 – Financial Information Forming Basis for 10Q for period ending September 30, 2011

CAUTIONARY STATEMENT ABOUT FORWARD-LOOKING STATEMENTS

All readers of this document and any document incorporated by reference herein are advised that this document and documents incorporated by reference into this document contain forward-looking statements and statements of historical facts. Forward-looking statements are subject to certain risks and uncertainties, which could cause actual results to differ materially for those indicated by the forward-looking statements. Examples of forward-looking statements include, but are not limited to (i) revenue projections, income (loss), earnings (loss) per share, capital expenditures, dividends, capital structure and other financial items, (ii) statements of the plans and objectives of the Company or its management or Board of Directors, including the introduction of new products, or estimates or predictions with regards to customers, suppliers, competitors or regulatory authorities, (iii) statements of future performance, and (iv) statements of assumptions underlying other statements about the Company or its business.

This document and all documents incorporated herein by reference also identify factors which could cause actual results to differ materially from those indicated by the forward-looking statements. Please refer to “Management's Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors.”

The cautions outlined made in this statement and elsewhere in this document should not be construed as complete or exhaustive. In many cases, we cannot predict factors which could cause results to differ materially from those indicated by the forward-looking statements. Additionally, many items or factors that could cause actual results to differ materially from forward-looking statements are beyond our ability to control. The Company will not undertake an obligation to further update or change any forward-looking statement, whether as a result of new information, future developments, or otherwise.

5

PART I — FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS

The accompanying unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules of the Securities and Exchange Commission ("SEC"), and should be read in conjunction with the audited financial statements and notes thereto contained in the Company's June 30, 2011 Form 10-K. In the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of financial position and the results of operations for the periods presented have been reflected herein. The results of operations for the periods presented are not necessarily indicative of the results to be expected for the full year.

6

NanoTech Entertainment, Inc.

(A Development Stage Company)

Balance Sheet

September 30,
2011
(unaudited)
ASSETS
Current assets:
Cash	$460
Inventory	11,924
Prepaid expenses	-
Prepaid royalties	40,000
Total current assets	52,384
Property and equipment (Note B)	2,961
Less: accumulated depreciation	(2,961)
Net property and equipment	0
Total assets	$52,384

LIABILITIES AND STOCKHOLDERS’ DEFICIT LIABILITIES
Current liabilities:
Accounts payable and Accrued Expenses	$387,378
Cash drawn in excess of bank balance	-
Accounts Payable Related Parties	422,904
Accrued Salaries	1,623,876
Notes Payable	33,144
Notes Payable – Related Parties	101,563
Convertible Notes Payable	591,500
Convertible Notes Payable – Related Parties	48,700
Discount on Convertible Debt	(194,370)
Total liabilities	3,014,695

STOCKHOLDERS’ DEFICIT
Common stock, $.001 par value, 75,000,000 shares authorized, 15,910,000 as of September 30, 2011	15,910
Additional paid-in capital	1,695,432
Deficit accumulated during the development stage	(4,673,653)
Total stockholders’ deficit	(2,962,311)
Total liabilities and stockholders’ deficit	$52,384

The accompanying notes are an integral part of these financial statements.

7

NanoTech Entertainment, Inc.

(A Development Stage Company)

Statements of Operations

(unaudited)

Three Months Ending September 30, 2011
Revenues:
Sales, net	$0
Less: costs of goods sold	(0)
Gross profit	(0)

Operating Expenses:

General and Administration Expense	9,956
Depreciation Expense	0
Payroll Expense	70,500
Professional Fees	35,000
Rent Expense	43,500

Other Income (Expenses)
Interest expense	(33,680)

Net loss before income taxes	(192,636)

Provision for income taxes	-

Net loss available to common stockholders	$(192,636)

The accompanying notes are an integral part of these financial statements.

8

NanoTech Entertainment, Inc.

(A Development Stage Company)

Statement of Cash Flows

(unaudited)

Three Months Ended
September 30, 2011

Cash flows from operating activities:
Net loss	$(192,636)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation expense	-
Amortization of debt discount	-
Common stock issued for finder fees	-
Common stock issued for services	-
Amortization of services prepaid with common stock	-
Interest on debt converted to common stock	-
Loss on disposal of fixed assets	-
Changes in operating assets and liabilities:
Decrease in accounts receivable	-
Decrease (increase) in inventory	-
Decrease in prepaid expenses	-
Decrease in prepaid expenses – related party	-
Increase in prepaid royalties	-
Increase in accounts payable	35,000
Increase in accrued liabilities – related party	43,500
Increase in accrued interest, convertible debentures	33,680
Increase in accrued interest, notes payable	6,250
Increase in accrued interest, notes payable – related party	3,087
Increase in royalties payable	-
Net cash used in operating activities	(9,583)

Cash flows from financing activities:
Increase (decrease) in cash drawn in excess of bank balance
Proceeds from issuance of convertible debentures	10,000
Proceeds from issuance of common stock	-
Proceeds from notes payable – related party	-
Repayment of notes payable – related party	-
Proceeds from notes payable	-
Net cash provided by financing activities	10,000

Increase (decrease) in cash	417
Cash, beginning of period	43
Cash, end of period	$460

9

NanoTech Entertainment, Inc.

(A Development Stage Company)

Notes to Unaudited Financial Statements

Three Months Ended September 30, 2011

A.	ORGANIZATION

NanoTech Entertainment, Inc. (“NEI”) was incorporated under the laws of the state of Nevada on November 13, 2007. The Company operates as a virtual manufacturer, developing technology and games, and then licensing such products to third parties for manufacturing and ultimate distribution.

DEVELOPMENT STAGE COMPANY

The Company is considered to be in the development stage as defined in Statement of Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic No. 915. The Company’s efforts have been devoted primarily to raising capital, borrowing funds and attempting to implement its planned, principal activities.

B.	SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of the Company’s financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Company’s periodic filings with the Securities and Exchange Commission include, where applicable, disclosures of estimates, assumptions, uncertainties and markets that could affect the financial statements and future operations of the Company.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include cash in banks, money market funds, and certificates of term deposits with maturities of less than three months from inception, which are readily convertible to known amounts of cash and which, in the opinion of management, are subject to an insignificant risk of loss in value. The Company’s cash balance totaled $460 as of September 30, 2011.

10

NanoTech Entertainment, Inc.

(A Development Stage Company)

Notes to Unaudited Financial Statements

Three Months Ended September 30, 2011

B.	SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

INVENTORY

The Company’s inventory is stated at the lower of cost or market using the FIFO costing method. Inventory on hand totaled $11,924 at September 30, 2011 and consisted components and finished goods gaming equipment available and ready for sale.

PROPERTY AND EQUIPMENT

The Company’s property and equipment is comprised of office and computer equipment, which are stated at cost. Depreciation is calculated over the estimated useful lives ranging from 3 to 7 years using the straight – line method. The Company is in the development stage and has only acquired $2,961 in fixed assets since inception, which had accumulated depreciation of $2,961 at September 30, 2011.

REVENUE RECOGNITION

Revenues for gaming equipment sales are recognized when risks associated with ownership have passed to unaffiliated customers, and when all criteria of ASB Topic No. 605 (SAB Topic 13) have been met. Typically, this occurs when finished products are shipped.

11

NanoTech Entertainment, Inc.

(A Development Stage Company)

Notes to Unaudited Financial Statements

Three Months Ended September 30, 2011

B.	SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

RECENTLY-ISSUED ACCOUNTING PRONOUNCEMENTS

In June 2009 the FASB established the Accounting Standards Codification ("Codification" or "ASC") as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP"). Rules and interpretive releases of the Securities and Exchange Commission ("SEC") issued under authority of federal securities laws are also sources of GAAP for SEC registrants. Existing GAAP was not intended to be changed as a result of the Codification, and accordingly the change did not impact our financial statements. The ASC does change the way the guidance is organized and presented.

Statement of Financial Accounting Standards ("SFAS") SFAS No. 165 (ASC Topic 855), "Subsequent Events," SFAS No. 166 (ASC Topic 810), "Accounting for Transfers of Financial Assets-an Amendment of FASB Statement No. 140," SFAS No. 167 (ASC Topic 810), "Amendments to FASB Interpretation No. 46(R)," and SFAS No. 168 (ASC Topic 105), "The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles-a replacement of FASB Statement No. 162," were recently issued. SFAS No. 165, 166, 167, and 168 have no current applicability to the Company or their effect on the financial statements would not have been significant.

Accounting Standards Update ("ASU") ASU No. 2009-05 (ASC Topic 820), which amends Fair Value Measurements and Disclosures - Overall, ASU No. 2009-13 (ASC Topic 605), Multiple-Deliverable Revenue Arrangements, ASU No. 2009-14 (ASC Topic 985), Certain Revenue Arrangements that include Software Elements, and various other ASU's No. 2009-2 through ASU No. 2010-18 which contain technical corrections to existing guidance or affect guidance to specialized industries or entities were recently issued. These updates have no current applicability to the Company or their effect on the financial statements would not have been significant.

C.	RELATED PARTY TRANSACTIONS

The Company pays rent expense to one founder pursuant to long-term rent agreements (see Note N) for the use of property for business purposes. The amounts incurred by the Company and paid to the related parties for rent for the period ended September 30, 2011 totaled $43,500. This amount has been recorded in selling, general and administrative expenses for the same period.

12

NanoTech Entertainment, Inc.

(A Development Stage Company)

Notes to Unaudited Financial Statements

Three Months Ended September 30, 2011

C.	RELATED PARTY TRANSACTIONS (CONT’D)

Several of the Company’s current and former officers and their affiliates have provided funding in the form of notes payable, totaling $101,563. The notes carry interest rates ranging from 14% to 20%, resulting in interest expense of $4,291 for the period ended September 30, 2011. The notes are due on demand and therefore classified as current liabilities. Interest has not been imputed due to its immaterial impact on the financial statements.

The Company has employment agreements with one if its remaining founders, David Foley, who, as part of the employment agreement has provided the gaming properties and intellectual property being used by the company for the core of its product offerings.. The Annual salary has been adjusted and is payable in the form of $210,000 in cash and 2,250,000 in stock.

The salaries have been accrued and will be paid as cash flows allow. Interest has not been imputed due to its immaterial impact on the financial statements.

The Company has incurred liabilities in the ordinary course of business with several individuals and entities affiliated with the Company. These amounts totaled $45,421 at September 30, 2011. Interest has not been imputed due to its immaterial impact on the financial statements.

D.	NOTES PAYABLE

The Company has originated the following notes payable with unaffiliated entities and individuals:

	Principal	Interest September 30,
	2011	2011
Note 1, 10% interest, due April 30, 2011	$250,000	$6,250
Note 2, 20% interest, due on demand	25,000	1,250
Note 3, 20% interest, due on demand	5,000	250
Totals	280,000	$7,750

The notes are interest payments only, with principal and accrued interest payable upon maturity or demand, as indicated above.

13

NanoTech Entertainment, Inc.

(A Development Stage Company)

Notes to Unaudited Financial Statements

Three Months Ended September 30, 2011

E.	STOCKHOLDERS’ DEFICIT

The Company has authorized 75,000,000 shares of common stock with a par value of $.001, and no preferred stock. As of September 30, 2011 the total shares issued and outstanding was 15,910,000. No additional share issuances occurred during the quarter ended September 30, 2011.

F.	CONVERTIBLE DEBENTURES

During period ending September 30, 2011, the Company issued convertible debentures bearing interest of 30% with terms of two to three years.  The debenture principle and accrued interest may be converted into shares of the Company’s common stock at a conversion price at a discount of up to 60% of the three lowest closing bid prices during the ten days prior to conversion.  During the period ended September 30, 2011, the Company issued debentures totaling $10,000 (convertible into potentially 428,995 shares of common stock based on a conversion rate on September 30, 2011). The fair market value of the stock on the convertible debenture issuance dates was $.04

14

NanoTech Entertainment, Inc.

(A Development Stage Company)

Notes to Unaudited Financial Statements

Three Months Ended September 30, 2011

F.	n/a

G.	INCOME TAXES

The Company recognizes the tax effects of transactions in the year in which such transactions enter into the determination of net income, regardless of when reported for tax purposes. Deferred taxes are provided in the financial statements under ASC Topic No. 740 to give effect to the resulting temporary differences which may arise from differences in the bases of fixed assets, depreciation methods, allowances, and start-up costs based on the income taxes expected to be payable in future years.

H.	GOING CONCERN CONSIDERATIONS

The Company’s financial statements have been prepared using accounting principles generally accepted in the United States of America applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. During the period ended September 30, 2011, the Company incurred net losses totaling $192,636 resulting in an accumulated deficit of $4,673,653 at September 30, 2011. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty. The Company's ability to meet its ongoing financial requirements is dependent on management being able to obtain additional equity and/or debt financing, the realization of which is not assured.

I.	ROYALTIES

The Company has entered into several licensing agreements whereby the Company licenses certain gaming software from various developers. The Company is responsible for paying royalties to the developers based on product sales. In the event that no product is sold, the Company is also required to pay a minimum royalty in order to maintain exclusivity (i.e., the developer cannot license the same software to the Company's competitors). Certain developers also require prepayment of royalties that are either offset by future sales, or expire at the end of a calendar year - at which point they are expensed. No sales of the licensed products had occurred during the period ending September 30, 2011.

J.	SUBSEQUENT EVENTS

n/a

K.	SUBSEQUENT EVENTS (CONT’D)

n/a

15

NanoTech Entertainment, Inc.

(A Development Stage Company)

Notes to Unaudited Financial Statements

Three Months Ended September 30, 2011

N.	COMMITMENTS AND CONTINGENCIES

The Company has previously entered into a rental contracts with one of the founders for use of storage facilities, offices, development labs, and utilities for the Company’s operations, production, research and development, sales, and marketing. The Contract requires $16,400 in monthly payments (plus other related minimal costs) to over the Contracts’ extended term of December 1, 2007 through November 30, 2013. The Contracts are cancellable with a 15-day advance notice only if all security interest has been removed and there are no liens on the properties for loans to the Company in effect. The amounts incurred by the Company and paid for rent for the periods ended September 30, 2011 totaled $43,500. This amount has been recorded in selling, general and administrative expenses for the same period (see Note C). Future minimum rental payments for the remaining life of the Contracts are as follow:

Year Ended June 30,

2012	87,000
Total	$87,000

16

Item 9 Changes In and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Item 9A. –Controls and Procedures

Disclosure Controls and Procedures

Under the supervision and with the participation of our management, including our principal executive and financial officer, we have conducted an evaluation of the effectiveness of the design and operation of our disclosure controls and procedures, as defined in Rules 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934, as of the end of the period covered by this report. Based on this evaluation, the board of directors, concluded as of the evaluation date that our disclosure controls and procedures are effective such that the material information required to be included in our Securities and Exchange Commission reports is recorded, processed, summarized and reported within the time periods specified in SEC rules and forms relating to our company,  and was made known to us by others within those entities, particularly during the period when this report was being prepared. It has been determined that the company must set aside appropriate funds each quarter in order to ensure timely payments to auditors and subsequent timely filings. We have since been delisted to the Pink Sheets due to our inability to timely file our reports under the Securities Exchange Act of 1934, we have replaced certain officers of the Company which were responsible for our budgets and filings, and have identified and hired the appropriate staff and outside consultants that will enable us to meet future filing requirements.

Management’s Annual Report on Internal Control Over Financial Reporting.

The management of the Company is responsible for establishing and maintaining adequate internal control over financial reporting. The internal control process has been designed, under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of the Company’s financial statements for external reporting purposes in accordance with accounting principles generally accepted in the United States of America.

Management conducted an assessment of the effectiveness of the Company’s internal control over financial reporting as of September 30, 2011, including (i) the control environment, (ii) risk assessment, (iii) control activities, (iv) information and communication, and (v) monitoring, based on the framework in Internal Control – Integrated Framework, issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”). As of September 30, 2011, management has determined that the Company’s internal control over financial reporting as of September 30, 2011 was effective.  We are only limited by the lack of funding in order to meet the ongoing SEC reporting obligations.

Our internal control over financial reporting includes policies and procedures that pertain to the maintenance of records that accurately and fairly reflect, in reasonable detail, transactions and dispositions of assets; and provide reasonable assurances that: (1) transactions are recorded as necessary to permit preparation of financial statements in accordance with accounting principles generally accepted in the United States; (2) receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) unauthorized acquisitions, use, or disposition of the Company’s assets that could have a material effect on the Company’s financial statements are prevented or timely detected.

All internal control systems, no matter how well designed, have inherent limitations. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparations and presentations. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

17

Changes in Internal Control Over Financial Reporting.

There were no significant changes in our internal controls or in other factors that could significantly affect these controls subsequent to the evaluation date.

Item 9B. Other Information

No items required to be reported on Form 8-K during the fourth quarter of the year covered by this report were not previously reported on Form 8-K.

18

PART III

Item 10. Directors, Executive Officers, and Corporate Governance.

Set forth below is the name and age of each individual who was a director or executive officer of NanoTech Entertainment, Inc. as of September 30, 2011, together with all positions and offices of the Company held by each and the term of office and the period during which each has served:

NAME	AGE	POSITION	DATES SERVED

David R. Foley	45	President, Treasurer, Secretary and Director	November 2010 to January 2012

Biographical Information

The following paragraphs set forth brief biographical information for the aforementioned director and executive officer:

David R. Foley - President, Secretary, Treasurer, and Director - David R. Foley is an entrepreneur with an extensive background in software and hardware development. He has designed and patented several award-winning games and innovative technology in the past 20 years. David began his career in software development where he modernized the front office of the Boston Celtics, designing and building automated systems for all facets of the team’s operations from Press Management to Scouting, as well as helping implement a digital scoring system. Software that he and a college friend had developed was sold to Ashton Tate to become a core part of dBase IV. He built Foley Hi-Tech Systems, a video game development studio that developed games for the Sega Genesis and Super Nintendo and delivered multi-million dollar selling games including hits like SpiderMan vs. Kingpin, Taz-Mania and Urban Strike to publishers including Sega and Electronic Arts. Foley also founded HyperWare, and built a product line of hardware and software products for the Arcade Industry. Foley was asked to speak at several trade shows on behalf of Intel to help push the ArcadePC initiative, for which Foley had developed several key pieces of technology. Foley also designed and built the Sega Tournament Network connecting players from around the world to compete on the Sega hit arcade game, Daytona 2. Foley became the VP of Engineering at Quantum3D, and helped grow the Arcade Division to several million dollars in sales. Foley designed the patented Quicksilver II and Graphite systems which were used by major arcade industry companies including Atari, Midway and Sega. Foley invented the UltraCade multi-game system, acquired the rights to the IP and founded UltraCade Technologies. UltraCade Technologies released a home version of its flagship product, branded as Arcade Legends and sold through retail outlets such as Hammacher Schlemmer, Costco and SkyMall catalog. Foley's innovative designs won him two consecutive industries awards for Innovation of the Year in 2005 and 2006. In 2005 Foley was named #48 in the Entrepreneur Magazines Hot 100 issue. Foley branched into the casino gaming market creating, designing, developing and licensing unique game concepts to Bally Technologies and others. His first casino gaming design, Peek-A-Boo video poker, won the 2007 Most Innovative Game award from Bally Technologies. David has been interviewed on several national media outlets including NBC & ESPN. He continues to design and patent ground breaking games and technology leading NanoTech's development staff.

Compliance with Section 16(a) of the Exchange Act

Because we do not have a class of equity securities registered pursuant to Section 12 of the Exchange Act, our executive officers, directors and persons who beneficially own more than 10% of our common stock are not required to file initial reports of ownership and reports of changes in ownership with the SEC under Section 16(a) of the Exchange Act.

19

Audit Committee and Audit Committee Financial Expert Disclosure

The Company’s Board of Directors does not have a separately designated audit committee or an “audit committee financial expert.” Audit committee functions are performed by our Board of Directors. None of our directors is deemed independent. All directors also hold positions as our officers. Our audit committee is responsible for: (1) selection and oversight of our independent accountant; (2) establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal controls, and auditing matters; (3) establishing procedures for the confidential, anonymous submission by our employees of concerns regarding accounting and auditing matters; (4) engaging outside advisors; and, (5) funding for the outside auditory and any outside advisors engagement by the audit committee.

The Board of Directors does not have an audit committee financial expert at this time due to the fact that the Company has only limited operations and no revenues.  We believe the cost related to retaining a financial expert at this time is prohibitive. Further, because of our limited operations, we believe the services of a financial expert are not warranted.

Code of Ethics

We have adopted a corporate code of ethics. We believe our code of ethics is reasonably designed to deter wrongdoing and promote honest and ethical conduct; provide full, fair, accurate, timely and understandable disclosure in public reports; comply with applicable laws; ensure prompt internal reporting of code violations; and provide accountability for adherence to the code.

Item 11.  Executive Compensation

(a) A majority of the Intellectual Property was acquired by the Company in the form of an employment agreement whereby one of the original founders, David R. Foley, assigned the rights to his substantial intellectual property po4rtfolio in return for the compensation outlined in his employment agreement.  To date, Mr. Foley has not been compensated under the terms of his agreement. The Company intends on offering stock in lieu of the past due compensation, and paying the compensation moving forward. There is currently accrued compensation due as of September 30, 2011 totaling $1,605,876.

(b) There are no annuity, pension, or retirement benefits proposed to be paid to officers, directors, or employees of the Corporation in the event of retirement at normal retirement date pursuant to any presently existing plan provided or contributed to by the Corporation.

(c) The currently are employment agreements with one of the founders of the Company. The terms of these employment agreements are as follows:

•	David R. Foley’s current compensation through calendar year-end 2012 is $210,000 USD per annum. Currently, Mr. Foley’s salary is accruing on a monthly basis.

Director Compensation

The Directors of the Company do not receive compensation at this time.

Item 12 - Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following table sets forth the beneficial ownership of the Company's officers, directors, and persons who own more than five percent of the Company's common stock as of September 30, 2011. Under relevant provisions of the Exchange Act, a person is deemed to be a "beneficial owner" of a security if he or she has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership in 60 days. More than one person may be deemed to be a beneficial owner of the same securities. The percentage ownership of each stockholder is calculated based on 15,910,000 total outstanding shares of our common stock as of September 30, 2011.

Amount and Nature of Beneficial Ownership as of September 30, 2011:

20

Name of Individual	# Shares Beneficially Owned	# of Class of Common Stock (1)

Robert Dekett President, Treasurer, Secretary and Director PO Box 50729 Henderson, Nevada 89016	3,000,000	18.9%

Ted D. Campbell II Chief Compliance Officer PO Box 240 Jenks, Oklahoma 74037	0	0.00%

David R. Foley 311 Santa Rosa Drive Los Gatos, California 95032	3,000,000	18.9%

Greenleaf Forum Investments Kevin Murphy, President 1174 Manitou Drive NW Fox Island, WA 98333	1,300,000	8.2%

Takashi and Keiko Yoshida 59 Preston Road Woodside, CA 94062	1,000,000	6.3%

Alan Tolson Skiddaw View Sandale Bolton Gate, Cumbria CA5 1DE UK	1,500,000	9.4%

21

Item 13 – Certain Relationships and Related Transactions, Director Independence

The Company pays rent expense to one founder for the use of property for business purposes. The amounts to be paid to the Company’s founder for rent for the period ended September 30, 2011 totaled $43,500. These amounts have been recorded in selling, general and administrative expenses for the same periods.

22

Item 14 – Principal Accountant Fees and Services

Audit Fees: All fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements and the review of interim financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

2010-2011: $35,000

2009: $40,000

2008: $ 8,800

Audit-Related Fees: All fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the registrant's financial statements and are not reported under Item 9(e)(f1) of Schedule 14A.

2010-2011: $14,500

2009: $1,750

2008: $ 0

Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning:

2010-2011: $0

2009: $ 3,000

2008: $ 0

All Other Fees:

2010-2011: $0

2009: $ 0

2008: $ 0

 (5)   Our audit committee's pre-approval policies and procedures described in paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X were that the audit committee pre-approve all accounting related activities prior to the performance of any services by any accountant or auditor.

(6)   The percentage of hours expended on the principal accountant's engagement to audit our financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

23

PART IV

Item 15 – Exhibits, Financial Statement Schedules

The following exhibits are included with this filing:

Exhibit No.:	Description:

3.1(i)	Articles of Incorporation and amendments thereto (1) and (2)

3.1(ii)	Bylaws (1)

14	Code of Ethics (1)

31.1	Section 302 Certification by Principal Executive Officer and Principal Financial and Accounting Officer (1)

32.1	Section 906 Certification by Principal Executive Officer and Principal Financial and Accounting Officer (1)

(1)	Filed with the Securities and Exchange Commission on February 12, 2008 as an exhibit numbered as indicated above, to the Registrant’s registration statement on Form S-1 (file no. 333-149184 which exhibit is incorporated herein by reference.
(2)	Amendment to the Article of Incorporation filed with the Securities and Exchange Commission on Form 8-K on May 7, 2009 which exhibit is incorporated herein by reference.

24

9.1 – Financial Information Forming Basis for 10Q for period ending December 31, 2011.

CAUTIONARY STATEMENT ABOUT FORWARD-LOOKING STATEMENTS

All readers of this document and any document incorporated by reference herein are advised that this document and documents incorporated by reference into this document contain forward-looking statements and statements of historical facts. Forward-looking statements are subject to certain risks and uncertainties, which could cause actual results to differ materially for those indicated by the forward-looking statements. Examples of forward-looking statements include, but are not limited to (i) revenue projections, income (loss), earnings (loss) per share, capital expenditures, dividends, capital structure and other financial items, (ii) statements of the plans and objectives of the Company or its management or Board of Directors, including the introduction of new products, or estimates or predictions with regards to customers, suppliers, competitors or regulatory authorities, (iii) statements of future performance, and (iv) statements of assumptions underlying other statements about the Company or its business.

This document and all documents incorporated herein by reference also identify factors which could cause actual results to differ materially from those indicated by the forward-looking statements. Please refer to “Management's Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors.”

The cautions outlined made in this statement and elsewhere in this document should not be construed as complete or exhaustive. In many cases, we cannot predict factors which could cause results to differ materially from those indicated by the forward-looking statements. Additionally, many items or factors that could cause actual results to differ materially from forward-looking statements are beyond our ability to control. The Company will not undertake an obligation to further update or change any forward-looking statement, whether as a result of new information, future developments, or otherwise.

25

PART I — FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS

The accompanying unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules of the Securities and Exchange Commission ("SEC"), and should be read in conjunction with the audited financial statements and notes thereto contained in the Company's June 30, 2011 Form 10-K. In the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of financial position and the results of operations for the periods presented have been reflected herein. The results of operations for the periods presented are not necessarily indicative of the results to be expected for the full year.

26

NanoTech Entertainment, Inc.

(A Development Stage Company)

Balance Sheet

December 31,
2011
(unaudited)
ASSETS
Current assets:
Cash	$212
Inventory	11,924
Prepaid expenses	-
Prepaid royalties	40,000
Total current assets	52,137
Property and equipment (Note B)	2,961
Less: accumulated depreciation	(2,961)
Net property and equipment	0
Total assets	$52,137

LIABILITIES AND STOCKHOLDERS’ DEFICIT LIABILITIES
Current liabilities:
Accounts payable and Accrued Expenses	$388,170
Cash drawn in excess of bank balance	-
Accounts Payable Related Parties	462, 329
Accrued Salaries	1,694,376
Notes Payable	33,144
Notes Payable – Related Parties	101,563
Convertible Notes Payable	597,000
Convertible Notes Payable – Related Parties	48,700
Discount on Convertible Debt	(197,670)
Total liabilities	3,127,612

STOCKHOLDERS’ DEFICIT
Common stock, $.001 par value, 75,000,000 shares authorized, 15,910,000 as of September 30, 2011	15,910
Additional paid-in capital	1,700,932
Deficit accumulated during the development stage	(4,792,317)
Total stockholders’ deficit	(3,075,475)
Total liabilities and stockholders’ deficit	$52,137

The accompanying notes are an integral part of these financial statements.

27

NanoTech Entertainment, Inc.

(A Development Stage Company)

Statements of Operations

(unaudited)

Three Months Ending December 31, 2011
Revenues:
Sales, net	$0
Less: costs of goods sold	(0)
Gross profit	(0)

Operating Expenses:

General and Administration Expense	8,188
Depreciation Expense	0
Payroll Expense	70,500
Professional Fees	0
Rent Expense	43,500

Other Income (Expenses)
Interest expense	(34,068)

Net loss before income taxes	(156,255)

Provision for income taxes	-

Net loss available to common stockholders	$(156,255)

The accompanying notes are an integral part of these financial statements.

28

NanoTech Entertainment, Inc.

(A Development Stage Company)

Statement of Cash Flows

(unaudited)

Three Months Ended
December 31, 2011

Cash flows from operating activities:
Net loss	$(156,255)
Adjustments to reconcile net loss to net cash used in operating activities:	-
Depreciation expense	-
Amortization of debt discount	-
Common stock issued for finder fees	-
Common stock issued for services	-
Amortization of services prepaid with common stock	-
Interest on debt converted to common stock	-
Loss on disposal of fixed assets	-
Changes in operating assets and liabilities:
Decrease in accounts receivable	-
Decrease (increase) in inventory	-
Decrease in prepaid expenses	-
Decrease in prepaid expenses – related party	-
Increase in prepaid royalties	-
Increase in accounts payable	-
Increase in accrued liabilities – related party	43,500
Increase in accrued interest, convertible debentures	34,068
Increase in accrued interest, notes payable	6,250
Increase in accrued interest, notes payable – related party	3,087
Increase in royalties payable	-
Net cash used in operating activities	(15,748)

Cash flows from financing activities:
Increase (decrease) in cash drawn in excess of bank balance
Proceeds from issuance of convertible debentures	15,500
Proceeds from issuance of common stock	-
Proceeds from notes payable – related party	-
Repayment of notes payable – related party	-
Proceeds from notes payable	-
Net cash provided by financing activities	15,500

Increase (decrease) in cash	(248)
Cash, beginning of period	460
Cash, end of period	$212

29

NanoTech Entertainment, Inc.

(A Development Stage Company)

Notes to Unaudited Financial Statements

Three Months Ended December 31, 2011

D.	ORGANIZATION

NanoTech Entertainment, Inc. (“NEI”) was incorporated under the laws of the state of Nevada on November 13,

2007. The Company operates as a virtual manufacturer, developing technology and games, and then licensing such products to third parties for manufacturing and ultimate distribution.

DEVELOPMENT STAGE COMPANY

The Company is considered to be in the development stage as defined in Statement of Financial Accounting

Standards Board (FASB) Accounting Standards Codification (ASC) Topic No. 915. The Company’s efforts have been devoted primarily to raising capital, borrowing funds and attempting to implement its planned, principal activities.

E.	SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of the Company’s financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Company’s periodic filings with the Securities and Exchange Commission include, where applicable, disclosures of estimates, assumptions, uncertainties and markets that could affect the financial statements and future operations of the Company.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include cash in banks, money market funds, and certificates of term deposits with maturities of less than three months from inception, which are readily convertible to known amounts of cash and which, in the opinion of management, are subject to an insignificant risk of loss in value. The Company’s cash balance totaled $212 as of December 31, 2011.

30

NanoTech Entertainment, Inc.

(A Development Stage Company)

Notes to Unaudited Financial Statements

Three Months Ended December 31, 2011

C.	SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

INVENTORY

The Company’s inventory is stated at the lower of cost or market using the FIFO costing method. Inventory on hand totaled $11,924 at December 31, 2011 and consisted components and finished goods gaming equipment available and ready for sale.

PROPERTY AND EQUIPMENT

The Company’s property and equipment is comprised of office and computer equipment, which are stated at cost. Depreciation is calculated over the estimated useful lives ranging from 3 to 7 years using the straight – line method. The Company is in the development stage and has only acquired $2,961 in fixed assets since inception, which had accumulated depreciation of $2,961 at December 31, 2011.

REVENUE RECOGNITION

Revenues for gaming equipment sales are recognized when risks associated with ownership have passed to unaffiliated customers, and when all criteria of ASB Topic No. 605 (SAB Topic 13) have been met. Typically, this occurs when finished products are shipped.

31

NanoTech Entertainment, Inc.

(A Development Stage Company)

Notes to Unaudited Financial Statements

Three Months Ended December 31, 2011

G.	SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

RECENTLY-ISSUED ACCOUNTING PRONOUNCEMENTS

In June 2009 the FASB established the Accounting Standards Codification ("Codification" or "ASC") as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP"). Rules and interpretive releases of the Securities and Exchange Commission ("SEC") issued under authority of federal securities laws are also sources of GAAP for SEC registrants. Existing GAAP was not intended to be changed as a result of the Codification, and accordingly the change did not impact our financial statements. The ASC does change the way the guidance is organized and presented.

Statement of Financial Accounting Standards ("SFAS") SFAS No. 165 (ASC Topic 855), "Subsequent Events," SFAS No. 166 (ASC Topic 810), "Accounting for Transfers of Financial Assets-an Amendment of FASB Statement No. 140," SFAS No. 167 (ASC Topic 810), "Amendments to FASB Interpretation No. 46(R)," and SFAS No. 168 (ASC Topic 105), "The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles-a replacement of FASB Statement No. 162," were recently issued. SFAS No. 165, 166, 167, and 168 have no current applicability to the Company or their effect on the financial statements would not have been significant.

Accounting Standards Update ("ASU") ASU No. 2009-05 (ASC Topic 820), which amends Fair Value Measurements and Disclosures - Overall, ASU No. 2009-13 (ASC Topic 605), Multiple-Deliverable Revenue Arrangements, ASU No. 2009-14 (ASC Topic 985), Certain Revenue Arrangements that include Software Elements, and various other ASU's No. 2009-2 through ASU No. 2010-18 which contain technical corrections to existing guidance or affect guidance to specialized industries or entities were recently issued. These updates have no current applicability to the Company or their effect on the financial statements would not have been significant.

F.	RELATED PARTY TRANSACTIONS

The Company pays rent expense to one founder pursuant to long-term rent agreements (see Note N) for the use of property for business purposes. The amounts incurred by the Company and paid to the related parties for rent for the period ended December 31, 2011 totaled $43,500. This amount has been recorded in selling, general and administrative expenses for the same period.

32

NanoTech Entertainment, Inc.

(A Development Stage Company)

Notes to Unaudited Financial Statements

Three Months Ended December 31, 2011

H.	RELATED PARTY TRANSACTIONS (CONT’D)

Several of the Company’s current and former officers and their affiliates have provided funding in the form of notes payable, totaling $101,563. The notes carry interest rates ranging from 14% to 20%, resulting in interest expense of $4,291 for the period ended December 31, 2011. The notes are due on demand and therefore classified as current liabilities. Interest has not been imputed due to its immaterial impact on the financial statements.

The Company has employment agreements with one if its remaining founders, David Foley, who, as part of the employment agreement has provided the gaming properties and intellectual property being used by the company for the core of its product offerings.. The Annual salary has been adjusted and is payable in the form of $210,000 in cash and 2,250,000 in stock.

The salaries have been accrued and will be paid as cash flows allow. Interest has not been imputed due to its immaterial impact on the financial statements.

The Company has incurred liabilities in the ordinary course of business with several individuals and entities affiliated with the Company. These amounts totaled $39,424.49 at December 31, 2011. Interest has not been imputed due to its immaterial impact on the financial statements.

I.	NOTES PAYABLE

The Company has originated the following notes payable with unaffiliated entities and individuals:

	Principal	Interest December,
	2011	2011
Note 1, 10% interest, due April 30, 2011	$250,000	$6,250
Note 2, 20% interest, due on demand	25,000	1,250
Note 3, 20% interest, due on demand	5,000	250
Totals	280,000	$7,750

The notes are interest payments only, with principal and accrued interest payable upon maturity or demand, as indicated above.

33

NanoTech Entertainment, Inc.

(A Development Stage Company)

Notes to Unaudited Financial Statements

Three Months Ended December 31, 2011

J.	STOCKHOLDERS’ DEFICIT

The Company has authorized 75,000,000 shares of common stock with a par value of $.001, and no preferred stock. As of September 30, 2011 the total shares issued and outstanding was 15,910,000. No additional share issuances occurred during the quarter ended December 31, 2011.

K.	CONVERTIBLE DEBENTURES

During period ending December 31, 2011, the Company issued convertible debentures bearing interest of 30% with terms of two to three years.  The debenture principle and accrued interest may be converted into shares of the Company’s common stock at a conversion price at a discount of up to 60% of the three lowest closing bid prices during the ten days prior to conversion.  During the period ended December 31, 2011, the Company issued debentures totaling $15,000 (convertible into potentially 693,008 shares of common stock based on a conversion rate on December 31, 2011). The fair market value of the stock on the convertible debenture issuance dates was $.04

34

NanoTech Entertainment, Inc.

(A Development Stage Company)

Notes to Unaudited Financial Statements

Three Months Ended December 31, 2011

H.	n/a

I.	INCOME TAXES

The Company recognizes the tax effects of transactions in the year in which such transactions enter into the determination of net income, regardless of when reported for tax purposes. Deferred taxes are provided in the financial statements under ASC Topic No. 740 to give effect to the resulting temporary differences which may arise from differences in the bases of fixed assets, depreciation methods, allowances, and start-up costs based on the income taxes expected to be payable in future years.

L.	GOING CONCERN CONSIDERATIONS

The Company’s financial statements have been prepared using accounting principles generally accepted in the United States of America applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. During the period ended December 31, 2011, the Company incurred net losses totaling $156,255 resulting in an accumulated deficit of $4,792,317 at December 31, 2011. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty. The Company's ability to meet its ongoing financial requirements is dependent on management being able to obtain additional equity and/or debt financing, the realization of which is not assured.

M.	ROYALTIES

The Company has entered into several licensing agreements whereby the Company licenses certain gaming software from various developers. The Company is responsible for paying royalties to the developers based on product sales. In the event that no product is sold, the Company is also required to pay a minimum royalty in order to maintain exclusivity (i.e., the developer cannot license the same software to the Company's competitors). Certain developers also require prepayment of royalties that are either offset by future sales, or expire at the end of a calendar year - at which point they are expensed. No sales of the licensed products had occurred during the period ending September 30, 2011.

N.	SUBSEQUENT EVENTS

n/a

O.	SUBSEQUENT EVENTS (CONT’D)

n/a

35

NanoTech Entertainment, Inc.

(A Development Stage Company)

Notes to Unaudited Financial Statements

Three Months Ended December 31, 2011

N. COMMITMENTS AND CONTINGENCIES

The Company has previously entered into a rental contracts with one of the founders for use of storage facilities, offices, development labs, and utilities for the Company’s operations, production, research and development, sales, and marketing. The Contract requires $16,400 in monthly payments (plus other related minimal costs) to over the Contracts’ extended term of December 1, 2007 through November 30, 2013. The Contracts are cancellable with a 15-day advance notice only if all security interest has been removed and there are no liens on the properties for loans to the Company in effect. The amounts incurred by the Company and paid for rent for the periods ended December 31, 2011 totaled $43,500. This amount has been recorded in selling, general and administrative expenses for the same period (see Note C). Future minimum rental payments for the remaining life of the Contracts are as follow:

Year Ended June 30,

2012	87,000
Total	$87,000

36

Item 9 Changes In and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Item 9A. –Controls and Procedures

Disclosure Controls and Procedures

Under the supervision and with the participation of our management, including our principal executive and financial officer, we have conducted an evaluation of the effectiveness of the design and operation of our disclosure controls and procedures, as defined in Rules 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934, as of the end of the period covered by this report. Based on this evaluation, the board of directors, concluded as of the evaluation date that our disclosure controls and procedures are effective such that the material information required to be included in our Securities and Exchange Commission reports is recorded, processed, summarized and reported within the time periods specified in SEC rules and forms relating to our company,  and was made known to us by others within those entities, particularly during the period when this report was being prepared. It has been determined that the company must set aside appropriate funds each quarter in order to ensure timely payments to auditors and subsequent timely filings. We have since been delisted to the Pink Sheets due to our inability to timely file our reports under the Securities Exchange Act of 1934, we have replaced certain officers of the Company which were responsible for our budgets and filings, and have identified and hired the appropriate staff and outside consultants that will enable us to meet future filing requirements.

Management’s Annual Report on Internal Control Over Financial Reporting.

The management of the Company is responsible for establishing and maintaining adequate internal control over financial reporting. The internal control process has been designed, under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of the Company’s financial statements for external reporting purposes in accordance with accounting principles generally accepted in the United States of America.

Management conducted an assessment of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2011, including (i) the control environment, (ii) risk assessment, (iii) control activities, (iv) information and communication, and (v) monitoring, based on the framework in Internal Control – Integrated Framework, issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”). As of September 30, 2011, management has determined that the Company’s internal control over financial reporting as of December 31, 2011 was effective.  We are only limited by the lack of funding in order to meet the ongoing SEC reporting obligations.

Our internal control over financial reporting includes policies and procedures that pertain to the maintenance of records that accurately and fairly reflect, in reasonable detail, transactions and dispositions of assets; and provide reasonable assurances that: (1) transactions are recorded as necessary to permit preparation of financial statements in accordance with accounting principles generally accepted in the United States; (2) receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) unauthorized acquisitions, use, or disposition of the Company’s assets that could have a material effect on the Company’s financial statements are prevented or timely detected.

All internal control systems, no matter how well designed, have inherent limitations. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparations and presentations. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

37

Changes in Internal Control Over Financial Reporting.

There were no significant changes in our internal controls or in other factors that could significantly affect these controls subsequent to the evaluation date.

Item 9B. Other Information

No items required to be reported on Form 8-K during the fourth quarter of the year covered by this report were not previously reported on Form 8-K.

38

PART III

Item 10. Directors, Executive Officers, and Corporate Governance.

Set forth below is the name and age of each individual who was a director or executive officer of NanoTech Entertainment, Inc. as of December 31, 2011, together with all positions and offices of the Company held by each and the term of office and the period during which each has served:

NAME	AGE	POSITION	DATES SERVED

David R. Foley	45	President, Treasurer, Secretary and Director	November 2010 to January 2012

Biographical Information

The following paragraphs set forth brief biographical information for the aforementioned director and executive officer:

David R. Foley - President, Secretary, Treasurer, and Director - David R. Foley is an entrepreneur with an extensive background in software and hardware development. He has designed and patented several award-winning games and innovative technology in the past 20 years. David began his career in software development where he modernized the front office of the Boston Celtics, designing and building automated systems for all facets of the team’s operations from Press Management to Scouting, as well as helping implement a digital scoring system. Software that he and a college friend had developed was sold to Ashton Tate to become a core part of dBase IV. He built Foley Hi-Tech Systems, a video game development studio that developed games for the Sega Genesis and Super Nintendo and delivered multi-million dollar selling games including hits like SpiderMan vs. Kingpin, Taz-Mania and Urban Strike to publishers including Sega and Electronic Arts. Foley also founded HyperWare, and built a product line of hardware and software products for the Arcade Industry. Foley was asked to speak at several trade shows on behalf of Intel to help push the ArcadePC initiative, for which Foley had developed several key pieces of technology. Foley also designed and built the Sega Tournament Network connecting players from around the world to compete on the Sega hit arcade game, Daytona 2. Foley became the VP of Engineering at Quantum3D, and helped grow the Arcade Division to several million dollars in sales. Foley designed the patented Quicksilver II and Graphite systems which were used by major arcade industry companies including Atari, Midway and Sega. Foley invented the UltraCade multi-game system, acquired the rights to the IP and founded UltraCade Technologies. UltraCade Technologies released a home version of its flagship product, branded as Arcade Legends and sold through retail outlets such as Hammacher Schlemmer, Costco and SkyMall catalog. Foley's innovative designs won him two consecutive industries awards for Innovation of the Year in 2005 and 2006. In 2005 Foley was named #48 in the Entrepreneur Magazines Hot 100 issue. Foley branched into the casino gaming market creating, designing, developing and licensing unique game concepts to Bally Technologies and others. His first casino gaming design, Peek-A-Boo video poker, won the 2007 Most Innovative Game award from Bally Technologies. David has been interviewed on several national media outlets including NBC & ESPN. He continues to design and patent ground breaking games and technology leading NanoTech's development staff.

Compliance with Section 16(a) of the Exchange Act

Because we do not have a class of equity securities registered pursuant to Section 12 of the Exchange Act, our executive officers, directors and persons who beneficially own more than 10% of our common stock are not required to file initial reports of ownership and reports of changes in ownership with the SEC under Section 16(a) of the Exchange Act.

39

Audit Committee and Audit Committee Financial Expert Disclosure

The Company’s Board of Directors does not have a separately designated audit committee or an “audit committee financial expert.” Audit committee functions are performed by our Board of Directors. None of our directors is deemed independent. All directors also hold positions as our officers. Our audit committee is responsible for: (1) selection and oversight of our independent accountant; (2) establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal controls, and auditing matters; (3) establishing procedures for the confidential, anonymous submission by our employees of concerns regarding accounting and auditing matters; (4) engaging outside advisors; and, (5) funding for the outside auditory and any outside advisors engagement by the audit committee.

The Board of Directors does not have an audit committee financial expert at this time due to the fact that the Company has only limited operations and no revenues.  We believe the cost related to retaining a financial expert at this time is prohibitive. Further, because of our limited operations, we believe the services of a financial expert are not warranted.

Code of Ethics

We have adopted a corporate code of ethics. We believe our code of ethics is reasonably designed to deter wrongdoing and promote honest and ethical conduct; provide full, fair, accurate, timely and understandable disclosure in public reports; comply with applicable laws; ensure prompt internal reporting of code violations; and provide accountability for adherence to the code.

Item 11.  Executive Compensation

(a) A majority of the Intellectual Property was acquired by the Company in the form of an employment agreement whereby one of the original founders, David R. Foley, assigned the rights to his substantial intellectual property po4rtfolio in return for the compensation outlined in his employment agreement.  To date, Mr. Foley has not been compensated under the terms of his agreement. The Company intends on offering stock in lieu of the past due compensation, and paying the compensation moving forward. There is currently accrued compensation due as of December 31, 2011 totaling $1,658,376.

(b) There are no annuity, pension, or retirement benefits proposed to be paid to officers, directors, or employees of the Corporation in the event of retirement at normal retirement date pursuant to any presently existing plan provided or contributed to by the Corporation.

(c) The currently are employment agreements with one of the founders of the Company. The terms of these employment agreements are as follows:

•	David R. Foley’s current compensation through calendar year-end 2012 is $210,000 USD per annum. Currently, Mr. Foley’s salary is accruing on a monthly basis.

Director Compensation

The Directors of the Company do not receive compensation at this time.

Item 12 - Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following table sets forth the beneficial ownership of the Company's officers, directors, and persons who own more than five percent of the Company's common stock as of December 31, 2011. Under relevant provisions of the Exchange Act, a person is deemed to be a "beneficial owner" of a security if he or she has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership in 60 days. More than one person may be deemed to be a beneficial owner of the same securities. The percentage ownership of each stockholder is calculated based on 15,910,000 total outstanding shares of our common stock as of December 31, 2011.

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Amount and Nature of Beneficial Ownership as of December 31, 2011:

Name of Individual	# Shares Beneficially Owned	# of Class of Common Stock (1)

Robert Dekett	3,000,000	18.9%
President, Treasurer, Secretary and Director
PO Box 50729
Henderson, Nevada 89016

Ted D. Campbell II	0	0.00%
Chief Compliance Officer
PO Box 240
Jenks, Oklahoma 74037

David R. Foley	3,000,000	18.9%
311 Santa Rosa Drive
Los Gatos, California 95032

Greenleaf Forum Investments	1,300,000	8.2%
Kevin Murphy, President
1174 Manitou Drive NW
Fox Island, WA 98333

Takashi and Keiko Yoshida	1,000,000	6.3%
59 Preston Road
Woodside, CA 94062

Alan Tolson	1,500,000	9.4%
Skiddaw View Sandale
Bolton Gate, Cumbria CA5 1DE
UK

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Item 13 – Certain Relationships and Related Transactions, Director Independence

The Company pays rent expense to one founder for the use of property for business purposes. The amounts to be paid to the Company’s founder for rent for the period ended December 31, 2011 totaled $43,500. These amounts have been recorded in selling, general and administrative expenses for the same periods.

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Item 14 – Principal Accountant Fees and Services

Audit Fees: All fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements and the review of interim financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

2010-2011: $35,000

2009: $40,000

2008: $ 8,800

Audit-Related Fees: All fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the registrant's financial statements and are not reported under Item 9(e)(f1) of Schedule 14A.

2010-2011: $14,500

2009: $1,750

2008: $ 0

Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning:

2010-2011: $0

2009: $ 3,000

2008: $ 0

All Other Fees:

2010-2011: $0

2009: $ 0

2008: $ 0

 (5)   Our audit committee's pre-approval policies and procedures described in paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X were that the audit committee pre-approve all accounting related activities prior to the performance of any services by any accountant or auditor.

(6)   The percentage of hours expended on the principal accountant's engagement to audit our financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

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PART IV

Item 15 – Exhibits, Financial Statement Schedules

The following exhibits are included with this filing:

Exhibit No.:	Description:

3.1(i)	Articles of Incorporation and amendments thereto (1) and (2)

3.1(ii)	Bylaws (1)

14	Code of Ethics (1)

31.1	Section 302 Certification by Principal Executive Officer and Principal Financial and Accounting Officer (1)

32.1	Section 906 Certification by Principal Executive Officer and Principal Financial and Accounting Officer (1)

(3)	Filed with the Securities and Exchange Commission on February 12, 2008 as an exhibit numbered as indicated above, to the Registrant’s registration statement on Form S-1 (file no. 333-149184 which exhibit is incorporated herein by reference.
(4)	Amendment to the Article of Incorporation filed with the Securities and Exchange Commission on Form 8-K on May 7, 2009 which exhibit is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NanoTech Entertainment, Inc.

Date: March 15, 2012	/s/ Bruce Bean
By: Bruce Bean
Chairman

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